UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date  of report (Date of earliest event reported)  June 24, 2010 (June 22, 2010)
                                                 -------------------------------

                                 GAMESTOP CORP.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       1-32637                                              20-2733559
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(Commission File Number)                       (IRS Employer Identification No.)


     625 Westport Parkway, Grapevine, Texas                   76051
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     (Address of Principal Executive Offices)               (Zip Code)

                                 (817) 424-2000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.07  Submission  of  Matters  to  a  Vote  of  Security  Holders.

     The Company's Annual Meeting of Stockholders was held on June 22, 2010. The following items were voted on by stockholders:

1. The stockholders elected each of the four nominees for director for a three-year term with the vote specified below:

Nominee                         For        Withheld        Broker Non-votes
----------------------     ------------- ------------- ------------------------
R. Richard Fontaine          106,301,715     5,980,798        17,184,000
Jerome L. Davis               68,093,106    44,189,407        17,184,000
Stephen R. Koonin            107,432,078     4,850,435        17,184,000
Stephanie M. Shern           106,830,339     5,452,174        17,184,000

2. The stockholders ratified the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 29, 2011:

For                              128,503,344
Against                              869,302
Abstain                               93,867
                                ------------
Total Shares Present and
 Entitled to Vote                129,466,513

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GAMESTOP  CORP.


Date:  June  24,  2010                  By: /s/ Robert A. Lloyd
                                           -------------------------------------
                                           Robert A. Lloyd
                                           Executive Vice President and
                                            Chief Financial Officer

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